Exhibit 99.1
PRESS RELEASE
FOR IMMEDIATE RELEASE
CLEAR CHANNEL ANNOUNCES MODIFIED DUTCH AUCTION
TENDER OFFERS FOR SENIOR NOTES
San Antonio, TX, November 24, 2008. Clear Channel Communications, Inc. (“Clear Channel”) announced today that it is commencing a cash tender offer (the “2010 Notes Tender Offer”) to purchase its outstanding 7.65% Senior Notes due 2010 (CUSIP No. 184502AK8) (the “2010 Notes”) in an aggregate principal amount not to exceed $200,000,000, subject to modification by Clear Channel (the “2010 Notes Maximum Acceptance Amount”), at a purchase price per $1,000 principal amount determined in accordance with a modified “Dutch auction” procedure on the terms and conditions set forth in the corresponding Clear Channel Offer to Purchase dated November 24, 2008 (the “2010 Notes Offer to Purchase”).
Clear Channel also announced today that its indirect wholly-owned subsidiary, CC Finco, LLC (“CC Finco”), is commencing (1) a cash tender offer (the “2011 Notes Tender Offer”) for Clear Channel’s outstanding 6.25% Senior Notes due 2011 (CUSIP No. 184502AY8) (the “6.25% Notes”) and Clear Channel’s outstanding 4.40% Senior Notes due 2011 (CUSIP No. 184502AR3) (the “4.40% Notes” and, together with the 6.25% Notes, the “2011 Notes”), with a maximum aggregate purchase price of $75,000,000, subject to modification by CC Finco (the “2011 Notes Maximum Payment Amount”), at a purchase price per $1,000 principal amount determined in accordance with a modified “Dutch auction” procedure on the terms and conditions set forth in the corresponding CC Finco Offer to Purchase dated November 24, 2008 (the “2011 Notes Offer to Purchase”), and (2) a cash tender offer (the “2012/2013 Notes Tender Offer” and, collectively with the 2010 Notes Tender Offer and the 2011 Notes Tender Offer, the “Tender Offers”) for Clear Channel’s outstanding 5.00% Senior Notes due 2012 (CUSIP No. 184502AU6) (the “5.00% Notes”) and Clear Channel’s outstanding 5.75% Senior Notes due 2013 (CUSIP No. 184502AP7) (the “5.75% Notes” and, together with the 5.00% Notes, the “2012/2013 Notes”), with a maximum aggregate purchase price of $25,000,000, subject to modification by CC Finco (the “2012/2013 Notes Maximum Payment Amount”), at a purchase price per $1,000 principal amount determined in accordance with a modified “Dutch auction” procedure on the terms and conditions set forth in the corresponding CC Finco Offer to Purchase dated November 24, 2008 (the “2012/2013 Notes Offer to Purchase” and, collectively with the 2010 Notes Offer to Purchase and the 2011 Notes Offer to Purchase, the “Offers to Purchase”). The 2010 Notes, the 2011 Notes and the 2012/2013 Notes are referred to herein collectively as the “Notes”.

2010 Notes Tender Offer
		Outstanding	Early	Total Consideration
		Principal	Participation	(Acceptable Bid
Series of Notes	CUSIP No.	Amount	Payment(1)	Price Range)(1)(2)
7.65% Senior Notes due 2010	184502AK8	$386,084,000	$10.00	$500.00 – $650.00

(1)	Per $1,000 principal amount of 2010 Notes that are accepted for purchase.

(2)	Includes the $10.00 Early Participation Payment.
The total consideration payable pursuant to the 2010 Notes Tender Offer per $1,000 principal amount of 2010 Notes validly tendered and accepted for purchase by Clear Channel will be determined based on a formula consisting of a base price equal to $500.00 (the “2010 Base Price”), plus a clearing premium not to exceed $150.00.

The clearing premium with respect to the 2010 Notes will be the lowest single premium at which Clear Channel will be able to purchase the 2010 Notes Maximum Acceptance Amount by accepting all validly tendered 2010 Notes with bid premiums equal to or lower than the clearing premium. If the aggregate amount of 2010 Notes validly tendered at or below the clearing premium would cause Clear Channel to purchase more than the 2010 Notes Maximum Acceptance Amount, then holders of the 2010 Notes tendered at the clearing premium will be subject to proration on the terms and conditions set forth in the 2010 Offer to Purchase.

2011 Notes Tender Offer
		Outstanding	Early	Total Consideration
		Principal	Participation	(Acceptable Bid
Series of Notes	CUSIP No.	Amount	Payment(1)	Price Range)(1)(2)
6.25% Senior Notes due 2011	184502AY8	$750,000,000	$10.00	$270.00 – $320.00
4.40% Senior Notes due 2011	184502AR3	$250,000,000	$10.00	$200.00 – $250.00

(1)	Per $1,000 principal amount of 2011 Notes that are accepted for purchase.

(2)	Includes the $10.00 Early Participation Payment.
The total consideration payable pursuant to the 2011 Notes Tender Offer per $1,000 principal amount of 2011 Notes validly tendered and accepted for purchase by CC Finco will be determined based on a formula consisting of a base price equal to, in the case of the 6.25% Notes, $270.00 and, in the case of the 4.40% Notes, $200.00, plus, in each case, a clearing premium not to exceed $50.00.
The clearing premium with respect to the 2011 Notes will be the lowest single premium at which CC Finco will be able to purchase the 2011 Notes Maximum Payment Amount by accepting all validly tendered 2011 Notes with bid premiums equal to or lower than the clearing premium. If the aggregate amount of 2011 Notes validly tendered at or below the clearing premium would cause CC Finco to purchase more than the 2011 Notes Maximum Payment Amount, then holders of each series of the 2011 Notes tendered at the clearing premium will be subject to proration on the terms and conditions set forth in the 2011 Offer to Purchase.
The 2011 Notes Maximum Payment Amount may be increased by an amount (not to exceed $25,000,000) by which the 2012/2013 Tender Offer is undersubscribed as described in the 2011 Notes Offer to Purchase.

2012/2013 Notes Tender Offer
		Outstanding	Early	Total Consideration
		Principal	Participation	(Acceptable Bid
Series of Notes	CUSIP No.	Amount	Payment(1)	Price Range)(1)(2)
5.00% Senior Notes due 2012	184502AU6	$300,000,000	$10.00	$150.00 – $200.00
5.75% Senior Notes due 2013	184502AP7	$500,000,000	$10.00	$125.00 – $175.00

(1)	Per $1,000 principal amount of 2012/2013 Notes that are accepted for purchase.

(2)	Includes the $10.00 Early Participation Payment.
The total consideration payable pursuant to the 2012/2013 Notes Tender Offer per $1,000 principal amount of 2012/2013 Notes validly tendered and accepted for purchase by CC Finco will be determined based on a formula consisting of a base price equal to, in the case of the 5.00% Notes, $150.00 and, in the case of the 5.75% Notes, $125.00, plus, in each case, a clearing premium not to exceed $50.00.
The clearing premium with respect to the 2012/2013 Notes will be the lowest single premium at which CC Finco will be able to purchase the 2012/2013 Notes Maximum Payment Amount by accepting all validly tendered 2012/2013 Notes with bid premiums equal to or lower than the clearing premium. If the aggregate amount of 2012/2013 Notes validly tendered at or below the clearing premium would cause CC Finco to purchase more than the 2012/2013 Notes Maximum Payment Amount, then holders of each series of the 2012/2013 Notes tendered at the clearing premium will be subject to proration on the terms and conditions set forth in the 2012/2013 Offer to Purchase.
The 2012/2013 Notes Maximum Payment Amount may be increased by an amount by which the 2011 Tender Offer is undersubscribed as described in the 2012/2013 Notes Offer to Purchase.
Provisions Subject to All Tender Offers
Clear Channel or CC Finco, as the case may be, will pay accrued and unpaid interest on all Notes tendered and accepted for payment in the Tender Offers from the last interest payment date to, but not including, the date on which the Notes are purchased.
Each holder of Notes who validly tenders (and does not withdraw) his or her Notes on or prior to 5:00 p.m., New York City time, on December 8, 2008, unless extended (the “Early Participation Date”), will receive an early participation payment of $10.00 per 1,000 principal amount of Notes tendered (the “Early Participation Payment”). Holders tendering their Notes after the Early Participation Date will not be eligible to receive the Early Participation Payment.
The Tender Offers are scheduled to expire at 8:00 a.m., New York City time, on December 23, 2008, unless extended or earlier terminated (the “Expiration Date”).
Tendered Notes may be withdrawn at any time on or prior to 5:00 p.m., New York City time, on December 8, 2008, unless extended (the “Withdrawal Date”). Holders of Notes who tender their Notes after the Withdrawal Date, but on or prior to the Expiration Date, may not withdraw their tendered Notes.
The Tender Offers are conditioned on the satisfaction of certain customary conditions. The Tender Offers are not conditioned on financing. Subject to applicable law, each of Clear Channel or CC Finco, as the case may be, may also terminate the Tender Offers at any time before the Expiration Date in its sole discretion.
Additional Information
Clear Channel and CC Finco have retained Citi to act as the dealer manager for the Tender Offers. Global Bondholder Services Corporation is the Information Agent and Depositary for the Tender Offers. Questions regarding the Tender Offers should be directed to Citi at (800) 558-3745 (toll-free) or (212) 723-6106 (collect). Requests for documentation should be directed to Global Bondholder Services Corporation at (212) 430-3774 (for banks and brokers only) or (866) 873-7700 (for all others toll-free). This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase with respect to any Notes. The Tender Offers are being made solely pursuant to the applicable Offer to Purchase and related documents. The Tender Offers are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Tender Offers to be made by a licensed broker or dealer, the Tender Offers will be deemed to be made on behalf of Clear Channel or CC Finco, as the case may be, by the dealer manager, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.
Clear Channel Communications, Inc., headquartered in San Antonio, Texas, is a global leader in the out-of-home advertising industry with radio stations and outdoor displays in various countries around the world. CC Finco, LLC, headquartered in San Antonio, Texas, is a newly-formed, indirect wholly-owned subsidiary of Clear Channel.
Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements based on current Clear Channel management expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. Many of the factors that will determine the outcome of the subject matter of this press release are beyond Clear Channel’s or CC Finco’s ability to control or predict. Neither Clear Channel nor CC Finco undertakes any obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.
Contact
Clear Channel Communications, Inc.
Investor Relations Department, 210-822-2828

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